Contingent Consideration Receivable	12 Months Ended
Dec. 31, 2022
Contingent Consideration Receivable [Abstract]
Contingent Consideration Receivable
13.
Contingent consideration receivable

In connection with the Transaction, a contingent consideration receivable associated with the disposal of Paysafe Merchant Services Limited ("PMSL"), a previous subsidiary of Paysafe Group Limited, was transferred to PGHL as partial settlement of the shareholder term loan agreement with PGHL (see Note 22).

The remaining contingent consideration receivable balance at December 31, 2021 was $2,842 and related to a contingent consideration receivable recorded upon the disposal of Paylater (See Note 15). As of December 31, 2022, all payments related to the contingent consideration receivable had been received.

The following table summarized the movement in the contingent consideration receivable during the years ended December 31, 2022 and 2021:

Total
Balance at December 31, 2020	151,775
Fair value gain on contingent consideration receivable (1)	11,097
Related party transaction with PGHL	(159,302)
Settlements	(3,045)
Foreign exchange	2,317
Balance at December 31, 2021	$2,842
Settlements	(2,621)
Foreign exchange	(221)
Balance at December 31, 2022	$—
Current portion of contingent consideration receivable	$—
Non-current portion of contingent consideration receivable	$—

(1)
The gain recognized is due to the fair value measurement of the contingent consideration receivable and is recorded in Other income, net (Note 20).